                                                                   EXHIBIT 99.1

                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1999-5

            INFORMATION REGARDING INITIAL AND ADDITIONAL CONTRACTS

  Set forth below is information regarding the manufactured housing installment sales contracts and installment loan agreements transferred to the trust on September 15, 1999. The information below includes the initial contracts described in the prospectus supplement dated August 24, 1999, as well as the additional contracts transferred to the trust. The Company will transfer subsequent contracts to the trust on or before the expiration of the pre-funding period. Unless otherwise defined herein, all capitalized terms have the meanings set forth in the Prospectus Supplement.

  The initial and additional contracts include manufactured housing contracts purchased by the Company from a third party lender, IndyMac Mortgage Holdings, Inc. The purchased contracts consisted of a portion of the lender's existing manufactured housing contract portfolio. The Company believes that the purchased contracts were originated in accordance with underwriting criteria similar to the Company's. As of the Cut-off Date, these purchased contracts had a principal balance of $227,193,730.42 and represented approximately 15.10% of the Initial and Additional Contracts by principal balance. If the Company purchases the maximum amount of subsequent contracts during the prefunding period, the purchased contracts will represent approximately 11.36% of the total contract pool by principal balance as of the Cut-off Date. The Company is servicing the purchased contracts in the same manner as all of the other contracts in the pool.

               Geographical Distribution of Contract Obligors(1)

                                                               Aggregate
                                           % of Contract   Principal Balance % of Contract Pool
                            Number of    Pool by Number of    Outstanding      by Outstanding
                         Contracts as of  Contracts as of     as of Cut-     Principal Balance
State                     Cut-off Date     Cut-off Date        off Date      as of Cut-off Date
- -----                    --------------- ----------------- ----------------- ------------------
Alabama.................      2,263              6.17%      $ 77,138,919.77          5.13%
Alaska..................          1               .00             34,211.16             *
Arizona.................        771              2.10         37,122,397.09          2.47
Arkansas................        736              2.01         23,865,088.04          1.59
California..............      1,098              2.99         51,485,303.98          3.42
Colorado................        687              1.87         35,097,443.65          2.33
Connecticut.............         11               .03            314,965.25           .02
Delaware................         97               .26          4,109,310.77           .27
Florida.................      1,923              5.24         86,524,050.54          5.75
Georgia.................      2,029              5.53         85,318,168.22          5.67
Idaho...................        153               .42          7,868,201.61           .52
Illinois................        563              1.53         20,423,839.29          1.36
Indiana.................      1,031              2.81         42,570,711.10          2.83
Iowa....................        425              1.16         15,413,983.94          1.02
Kansas..................        495              1.35         20,387,926.07          1.35
Kentucky................        868              2.37         32,866,846.45          2.18
Louisiana...............        809              2.20         27,840,302.81          1.85
Maine...................        195               .53          9,511,959.19           .63
Maryland................        123               .34          4,366,453.09           .29
Massachusetts...........         19               .05            675,665.19           .04
Michigan................      3,215              8.76        120,491,974.15          8.01
Minnesota...............        636              1.73         22,748,120.37          1.51
Mississippi.............        833              2.27         29,233,872.40          1.94
Missouri................      1,098              2.99         36,966,699.41          2.46
Montana.................        283               .77         13,095,262.44           .87
Nebraska................        157               .43          5,985,978.70           .40
Nevada..................        390              1.06         23,613,711.49          1.57
New Hampshire...........        171               .47          6,637,027.12           .44
New Jersey..............         21               .06            677,426.22           .05
New Mexico..............        514              1.40         22,295,123.83          1.48
New York................        411              1.12         16,387,845.57          1.09
North Carolina..........      3,355              9.14        156,540,707.62         10.40
North Dakota............        163               .44          5,828,373.00           .39
Ohio....................      1,580              4.31         40,115,990.09          2.67
Oklahoma................        855              2.33         32,925,778.19          2.19
Oregon..................        452              1.23         28,506,108.82          1.89
Pennsylvania............        425              1.16         16,012,613.62          1.06
Rhode Island............          4               .01            105,318.91           .01
South Carolina..........      1,690              4.61         77,583,282.86          5.16
South Dakota............        267               .73         10,400,955.60           .69
Tennessee...............        904              2.46         35,307,842.03          2.35
Texas...................      2,952              8.04        126,929,911.63          8.44
Utah....................        117               .32          6,927,577.18           .46
Vermont.................         84               .23          4,272,368.67           .28
Virginia................        568              1.55         22,730,336.39          1.51
Washington..............        515              1.40         32,350,199.35          2.15
West Virginia...........        286               .78          9,278,675.61           .62
Wisconsin...............        249               .68          8,599,335.65           .57
Wyoming.................        206               .56          9,286,187.62           .62
                             ------           -------     -----------------       -------
  Total.................     36,698           100.00%     $1,504,770,351.75       100.00%
                             ======           =======     =================       =======

- --------
 * Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

(1) Based on obligor's billing address.

                       Years of Origination of Contracts

                           Number of       Aggregate      % of Contract Pool by
                           Contracts   Principal Balance  Outstanding Principal
                             as of        Outstanding         Balance as of
Year of Origination       Cut-off Date as of Cut-off Date     Cut-off Date
- -------------------       ------------ ------------------ ---------------------
1984.....................         2     $      2,229.72               *%
1985.....................        82          229,007.27             .02
1986.....................       135          651,664.35             .04
1987.....................       149        1,354,029.44             .09
1988.....................       196        2,357,534.17             .16
1989.....................       157        2,300,684.88             .15
1990.....................        25          306,196.53             .02
1991.....................        21          226,484.84             .02
1992.....................        34          413,225.05             .03
1993.....................        84        1,349,127.09             .09
1994.....................       184        3,602,623.39             .24
1995.....................       318        7,004,040.14             .47
1996.....................       124        3,222,177.70             .21
1997.....................        84        3,411,492.69             .23
1998.....................     4,434      167,315,216.27           11.12
1999.....................    30,669    1,311,024,618.22           87.13
                             ------   -----------------          ------
   Total.................    36,698   $1,504,770,351.75          100.00%
                             ======   =================          ======

- --------
* Indicates an amount greater than zero but less than .005% of the aggregate principal balance of the contracts as of the cut-off date.

      The contracts shown in the table above with earlier years of origination primarily represent contracts we originated and subsequently refinanced through us. We retain the first origination dates on our records for these refinanced contracts.

                   Distribution of Original Contract Amounts

                              Number of       Aggregate      % of Contract Pool by
                              Contracts   Principal Balance  Outstanding Principal
  Oiginal Contractr             as of        Outstanding         Balance as of
 Amunt (in Dollars)o         Cut-off Date as of Cut-off Date     Cut-off Date
- -------------------          ------------ ------------------ ---------------------
   Less than $10,000........     1,216     $  8,649,737.38             .57%
   Between $10,000 and
    $19,999.................     5,173       73,782,702.94            4.90
   Between $20,000 and
    $29,999.................     6,972      173,199,152.70           11.51
   Between $30,000 and
    $39,999.................     7,559      261,790,225.29           17.40
   Between $40,000 and
    $49,999.................     5,049      225,134,582.81           14.96
   Between $50,000 and
    $59,999.................     3,863      211,220,769.95           14.04
   Between $60,000 and
    $69,999.................     2,646      170,971,532.59           11.36
   Between $70,000 and
    $79,999.................     1,586      118,049,116.54            7.84
   Between $80,000 and
    $89,999.................       990       83,652,085.55            5.56
   Between $90,000 and
    $99,999.................       700       66,255,544.39            4.40
   Between $100,000 and
    $109,999................       363       37,706,786.75            2.51
   Between $110,000 and
    $119,999................       228       26,033,993.72            1.73
   Between $120,000 and
    $129,999................       174       21,613,604.97            1.44
   Between $130,000 and
    $139,999................        73        9,786,391.67             .65
   Between $140,000 and
    $149,999................        44        6,377,480.89             .42
   Between $150,000 and
    $159,999................        27        4,160,454.41             .28
   Between $160,000 and
    $169,999................        12        1,961,468.98             .13
   Between $170,000 and
    $179,999................         6        1,053,422.09             .07
   Between $180,000 and
    $189,999................         8        1,475,003.59             .10
   Between $190,000 and
    $199,999................         4          785,914.92             .05
   Between $200,000 and
    $249,999................         5        1,110,379.62             .07
                                ------   -----------------          ------
      Total.................    36,698   $1,504,770,351.75          100.00%
                                ======   =================          ======

      The largest original contract amount is $231,140.85, which represents 0.03% of the aggregate principal balance of the initial contracts as of the cut-off date.

          Distribution of Original Loan-to-Value Ratios of Contracts

      The loan-to-value ratio in the table below is rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the prospectus.

                                             Aggregate Principal   % of Contract Pool by
                         Number of Contracts Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio      as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
- -------------------      ------------------- ------------------- --------------------------
Less than 61%...........        1,088          $ 35,556,802.75               2.36%
61% to 65%..............          405            16,547,389.37               1.10
66% to 70%..............          579            23,950,040.28               1.59
71% to 75%..............          839            37,393,627.62               2.49
76% to 80%..............        2,955           118,959,248.08               7.91
81% to 85%..............        2,498           110,576,989.50               7.35
86% to 90%..............       12,306           535,982,622.69              35.62
91% to 95%..............       11,616           490,279,666.55              32.58
96% to 100%.............        4,412           135,523,964.91               9.01
                               ------        -----------------             ------
   Total................       36,698        $1,504,770,351.75             100.00%
                               ======        =================             ======

                                Contract Rates

                                              Aggregate Principal   % of Contract Pool by
Range of Contracts by     Number of Contracts Balance Outstanding   Outstanding Principal
Contract Rate             as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
- ---------------------     ------------------- ------------------- --------------------------
0.00000% to 5.00000%....            14          $    994,190.42                .07%
5.00001% to 6.00000%....            26             2,131,456.82                .14
6.00001% to 7.00000%....           539            42,208,335.41               2.80
7.00001% to 8.00000%....         2,998           225,823,054.15              15.01
8.00001% to 9.00000%....         3,891           230,274,179.38              15.30
9.00001% to 10.00000%...         7,100           329,599,093.28              21.90
10.00001% to 11.00000%..         6,794           266,185,977.92              17.69
11.00001% to 12.00000%..         5,909           189,303,134.32              12.58
12.00001% to 13.00000%..         4,692           121,525,036.05               8.08
13.00001% to 14.00000%..         3,080            68,093,767.70               4.53
14.00001% to 15.00000%..         1,139            21,648,015.11               1.44
15.00001% to 16.00000%..           201             3,517,863.52                .23
16.00001% to 17.00000%..           263             2,908,899.41                .19
Over 17.00000%..........            52               557,348.26                .04
                                ------        -----------------             ------
   Total................        36,698        $1,504,770,351.75             100.00%
                                ======        =================             ======


                   Remaining Months to Maturity of Contracts

                                             Aggregate Principal   % of Contract Pool by
Months Remaining         Number of Contracts Balance Outstanding   Outstanding Principal
As of Cut-off Date       as of Cut-off Date  as of Cut-off Date  Balance as of Cut-off Date
- ------------------       ------------------- ------------------- --------------------------
Less than 31............          347        $    1,255,324.51                .08%
31 to 60................          942             8,084,735.27                .54
61 to 90................        1,008            13,039,094.51                .87
91 to 120...............        2,304            38,798,103.51               2.58
121 to 150..............        1,043            21,997,621.79               1.46
151 to 180..............        3,763            88,999,344.67               5.91
181 to 210..............          337            10,680,785.77                .71
211 to 240..............        4,454           138,437,020.11               9.20
241 to 270..............           74             3,221,262.02                .21
271 to 300..............        3,025           112,771,873.20               7.49
301 to 330..............          174            11,268,558.42                .75
331 to 360..............       19,227         1,056,216,627.97              70.19
                               -------        -----------------             ------
   Total................        36,698        $1,504,770,351.75             100.00%
                               =======        =================             ======